SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   F 0 R M 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 11, 2000


                          COLUMBUS MCKINNON CORPORATION
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
        ----------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



        0-27618                                    16-0547600
------------------------                  ---------------------------------
(Commission File Number)                  (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK          14228-1197
-------------------------------------------------          ----------
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number including area code: (716) 689-5400
                                                   --------------





----------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

     On January 10, 2000, the registrant retained Bear, Stearns & Co. Inc. to advise it on strategic alternatives to maximize shareholder value, including a sale or merger of the Company. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.


Item 7.  EXHIBITS


EXHIBIT NUMBER      DESCRIPTION

      99            Press Release dated January 11, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  COLUMBUS McKINNON CORPORATION
                                                   -----------------------------

                                            By:   /S/ ROBERT L. MONTGOMERY, JR.
                                                  -----------------------------
                                            Name:  Robert L. Montgomery, Jr.
                                            Title: Executive Vice President


Dated:  January 11, 2000

                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION                          PAGE
--------------                      -----------                          ----

     99                   Press Release dated January 11, 2000              5